PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

Supplement, dated November 19, 2014
to the Prospectus dated April 28, 2014

This Supplement should be read and retained with the Prospectus for your Annuity. This Supplement updates certain information in the Prospectus for the Prudential Premier® Investment Variable Annuity. If you would like another copy of the current Prospectus for Prudential Premier® Investment, please call us at 1-888-PRU-2888.
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FOR USE IN CALIFORNIA ONLY

DEATH BENEFITS

The following should be read in conjunction with the sections of your prospectus entitled “Optional Death Benefit—The Return of Purchase Payments Death Benefit” and “Death Benefit Suspension Period,” under “Exceptions to the Return of Purchase Payment Amount.”

Optional Death Benefit—Return of Purchase Payments Death Benefit

For purposes of electing and maintaining the Return of Purchase Payments Death Benefit, the Owner, if a natural person, must also be the Annuitant.  You may not designate Joint Owners if you elect this optional death benefit.

Death Benefit Suspension Period

The Death Benefit Suspension Period applies if there is a change of Annuitant more than 60 days after the Issue Date of your Annuity.

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